UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2022

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2022, in connection with the new Securities and Exchange Commission Rule 14a-19 under the Securities Exchange Act of 1934, as amended regarding universal proxy cards (the “Universal Proxy Rule”) and a periodic review of the bylaws of Reinsurance Group of America, Incorporated (the “Company”), the Board of Directors (the “Board”) of the Company adopted and approved amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•

Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors made in connection with annual and special meetings of shareholders, including, without limitation:

•

Adding a requirement that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule;

•

Clarifying that if any shareholder provides notice pursuant to the Universal Proxy Rule and subsequently either (i) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s nominees or (ii) such shareholder fails to comply with the requirements of the Universal Proxy Rule, then such nomination will be disregarded and no vote on such nominee proposed by such shareholder will occur;

•	Providing that the number of nominees proposed by shareholders submitting a nomination notice may not exceed the number of directors to be elected at the relevant meeting of shareholders; and

•

Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee on or prior to the later of (i) ten (10) days following the date of any reasonable request therefor from the Board or any Board committee, and (ii) the 30th day prior to the meeting of shareholders at which any such proposed nominee is nominated to be elected.

•

Require any shareholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•	Clarify the Board’s authority to designate the location for shareholder meetings, which may be held by means of remote communication; and

•	Make various other updates, including technical, ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Reinsurance Group of America, Incorporated Amended and Restated Bylaws as amended and restated December 20, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: December 20, 2022	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer